SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

     [   ] Preliminary Proxy Statement
     [   ] Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
     [ x ] Definitive Proxy Statement
     [ x ] Definitive Additional Materials
     [   ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                         WESTLAND DEVELOPMENT CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant) payment of Filing Fee (Check the appropriate box):

[ x ] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

 ................................................................................
2) Aggregate number of securities to which transaction applies:

 ................................................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 ................................................................................
4) Proposed maximum aggregate value of transaction:

 ................................................................................
5) Total fee paid:

 ................................................................................
[   ]  Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

 ................................................................................

(2) Form, Schedule or Registration Statement No.:

 ................................................................................
(3) Filing Party:

 ................................................................................
(4) Date Filed:

 ................................................................................

The following materials are intended to be released to security holders on October 26, 2001.

                         WESTLAND DEVELOPMENT CO., INC.
                            401 Coors Boulevard, N.W.
                          Albuquerque, New Mexico 87121

                                 PROXY STATEMENT
                                       AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on November 29, 2001

The Annual Meeting of Shareholders of WESTLAND DEVELOPMENT CO., INC. (the "Company") will be held on November 29, 2001, at the Sheraton Old Town, in the Franciscan Room, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico, at 8:00 a.m., New Mexico time, to act upon the following:

1.       To elect three Class B Directors; and

2.       To consider such other business as may properly come before the Annual
         Meeting.

  Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Annual Meeting. Only shareholders of record at the close of business on October 12, 2001, are entitled to vote at the Annual Meeting. Shares cannot be voted unless a signed proxy is provided or other arrangements are made by the record owner(s) to have the shares represented at the Meeting.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. WESTLAND HAS FURNISHED FOR YOUR CONVENIENCE A PRE-ADDRESSED, STAMPED ENVELOPE. PLEASE MAIL IN YOUR PROXY TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WILL SAVE WESTLAND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM AT THE ANNUAL MEETING.


                                                 Sincerely



                                                 DAVID C. ARMIJO, Secretary


Albuquerque, New Mexico, October 12, 2001

                                 PROXY STATEMENT

                         WESTLAND DEVELOPMENT CO., INC.
                            401 Coors Boulevard, N.W.
                          Albuquerque, New Mexico 87121

                         PERSONS MAKING THE SOLICITATION

     The Board of Directors (the "Board") of Westland Development Co., Inc. (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on November 29, 2001, at the Sheraton Old Town, in the Franciscan Room, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico at 8:00 a.m., New Mexico time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                             METHOD OF SOLICITATION

     Solicitation will be made primarily by mail, commencing on or about October 26, 2001, but may also be made by telephone or oral communications by directors, officers and employees of the Company. In addition, the Company may make arrangements with and compensate up to approximately 60 individuals to assist in the solicitation. No agreements with such persons have been made, so the Company cannot identify these persons at the present time, but the Company anticipates paying such individuals approximately $7.00 per hour, and may reimburse out-of-pocket expenses incurred by these persons. The Company estimates that the total amount to be spent in connection with the solicitation, excluding salary paid to officers and regular employees, may be from $30,000 to $100,000, depending on whether this solicitation is contested. The Company will pay all costs of its solicitation efforts.

                        PROXIES AND VOTING AT THE MEETING

     A majority of the outstanding shares of the Company's No Par Value Stock and Class B Stock, counted in the aggregate, must be represented in person, or by proxy, at the Annual Meeting in order to hold the Annual Meeting. Only shareholders of record at the close of business on October 12, 2001, are entitled to vote at the Annual Meeting. Because many shareholders cannot attend the Annual Meeting, a large number must be represented by proxy. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast:

1. For the election of the three Class B Directors. To be elected a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Class B Stock in the aggregate). According to the Company's bylaws, candidates must run for a specific seat on the Board. If no candidate for a specific seat receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2.   In the Proxy's  discretion on the transaction of such other business as may
     properly  come  before  the  Annual  Meeting  or  any   postponement(s)  or
     adjournment(s) of the Annual Meeting.

     To be passed, any other item that comes before the Annual Meeting must receive the affirmative vote of a majority of the votes cast in person and by proxy at the Meeting. Proposed Amendments to the Articles of Incorporation must receive the affirmative vote of a majority of all of the Company's issued and outstanding No Par Value Stock and Class B Stock.

     Election inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvass and report to the meeting the votes cast by the shareholders on each item brought before the shareholders for vote. No person who is not the record owner or voting under appropriate authority granted by the record owner can vote shares of the Company's stock at the Annual Meeting. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting for election of directors. If any shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be counted for purposes of determining the existence of a quorum and will be voted by the proxy agents for management's nominees and in the agents' discretion on any other matter coming before the meeting.

     Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Each unrevoked proxy will be voted at the Meeting.

     In accordance with Company Bylaws, the Annual Meeting will be conducted in accordance with an agenda that will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to shareholders and holders of valid proxies for shareholders. The Meeting will start promptly at 8:00 a.m.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three Class B Directors to each serve a three-year term. The Board of Directors of the Company has nominated Sosimo Sanchez Padilla, Carlos Saavedra and Joe S. Chavez to be the Company's nominees for the positions of Class B Directors. Each of them is a current Class B Director and each of them is running for the seat he presently holds. Each of the nominees has consented to be nominated and to serve if elected. Certain Directors are identified below as members of the Company's Executive Committee and as Directors and Officers of El Campo Santo, Inc., which is a New Mexico nonprofit corporation. The Company established El Campo Santo, Inc. and donated cemetery lands to it to be operated for the benefit of the Atrisco heirs. Certain Directors also serve as members of the Company's Disclaimer Committee, a committee established to review whether the Company will disclaim or litigate third party claims of ownership of lands now or formerly owned by the Company. The Company's Board of Directors has delegated to the Executive Committee the authority to make all decisions for the Company in all areas other than those specifically prohibited by the New Mexico Business Corporation Act.

Nominees for Class B Directors: Terms will expire in 2004

Sosimo Sanchez Padilla, age 71, is Chairman of the Board of Directors. Mr. Padilla has served as a Director since 1971 and has been the Chairman of the Board of Directors for the last nine years and is a member of the Company's Executive Committee. Mr. Padilla has been retired from Albuquerque Publishing Company for more than the past 13 years. Mr. Padilla has served on the State of New Mexico Border Research Institute Support Council and National Association of Industrial and Office Properties; was Chairman of the New Mexico Highway Commission from 1982 to 1986; served as a Trustee for the University of Albuquerque; also served as a Director of the Westside Albuquerque Chamber of Commerce; the Greater Albuquerque Chamber of Commerce, and the Albuquerque Hispano Chamber of Commerce. Mr. Padilla was a founder of and for more than 20 years served as a Director of the Bank of New Mexico. In March of 1995, he became a Director of Rancher's State Bank. From 1996 to 2000, he served as a Director of the Hispano Chamber of Commerce in Albuquerque.

Carlos Saavedra, age 75, has served as a Director since 1989. Dr. Saavedra is the Chairman of the Company's Disclaimer Committee and Chairman of the Board of Directors of El Campo Santo, Inc. He was a member of the Historic Research Committee for the Petroglyph National Monument, the National Advisory Board on Child Nutrition, the Ethnic Heritage Studies Task Force, the Board of Directors of the La Compania de Teatro de Alburquerque and the Albuquerque Westside Coalition of Businesses. He holds degrees as follows: B.S. in Education, M.A. in School Administration, Ed.S. in Bilingual Education, and Ed.D. in linguistics. Until his retirement in 1985, he was employed as a teacher, administrator and consultant for school systems in New Mexico, Colorado and California, and served as a consultant to the Ministries of Education in Caracas, Venezuela and Cochabamba, Bolivia. Dr. Saavedra received a Presidential Citation for Service Beyond the Call of Duty and is listed in the Who's Who of American Education. From 1989 to 2000 Dr. Saavedra owned and operated Aspen Country Florist in Albuquerque.

Joe S. Chavez, age 64, has served as a Director since 1995. He is a member of the Company's Disclaimer Committee. Mr. Chavez served on the Petroglyph National Monument Advisory Committee. For more than the past 5 years, Mr. Chavez has been a co-owner of Regina's Dance Studio, a business specializing in the sale of gymnastics equipment, costume and ballet apparel and coordination of dance performances and other functions. Mr. Chavez was employed as a Sales Consultant with Casey Luna Ford and for more than the past six years has been employed by Galles Chevrolet as sales manager. Mr. Chavez was employed for 20 years by Kimbell Co., DBA Foodway, as Manager Director of store operations. Mr. Chavez served in the Naval Reserve as Front Line Operations, Hydraulics Structural-Line Trouble Shooter.

BIOGRAPHICAL INFORMATION FOR OTHER DIRECTORS AND OFFICERS.

Continuing Class A Directors: Terms Expire in 2003

Barbara Page, age 67, has been a Director, a member of the Executive Committee and the Registrant's President and Chief Executive and Chief Financial Officer since 1989. Ms. Page is a member of the Albuquerque Economic Forum, is a member of National Association of Industrial and Office Properties, is on the board of Albuquerque Economic Development Inc., is also a member of the Albuquerque Chamber of Commerce, the Albuquerque West Side Association, the Albuquerque Hispano Chamber of Commerce and New Mexico Home Builders Association.

Polecarpio (Lee) Anaya, age 70, has been a Director, the Company's Executive Vice President and Assistant Secretary/Treasurer. Mr. Anaya has served as Chairman of the Executive Committee since 1989 and is an alternate member of the Board of Directors of El Campo Santo, Inc. Mr. Anaya served as a member of the Town of Atrisco Board of Trustees from 1954 through 1959. From 1958 until his retirement in March of 1996, Mr. Anaya owned and operated Lee's Conoco and Lee's American Parts in Albuquerque.

Charles V. Pena, age 50, has been a Director since 1996. He is a member of the board of directors of El Campo Santo, Inc., and a member of the Company's Disclaimer Committee. Mr. Pena retired from Safeway stores after 20 years in that employment. During part of that time, he was a member of the Retail Clerk's union where he sat on two negotiating committees and twice ran for the Presidency of the Union. Mr. Pena attended the University of New Mexico and the University of Albuquerque, majoring in business courses. Since 1992, Mr. Pena has owned and operated CJ's New Mexican Food Restaurant in Albuquerque, New Mexico.

Continuing Class C Directors: Terms Expire in 2002.

David C. Armijo, age 84, has been a Director since 1976 and Secretary and Treasurer since 1989. Mr. Armijo is President and Chairman of the Board of California All Risk Insurance Agency, Inc., in Los Angeles, California. He is a member of the Board of Directors of the Lockheed Martin Aircraft Overseas Association, the San Gabriel Valley Medical Center, Planning Commissioner for the City of San Gabriel, California, and Chairman of the Finance and Insurance Committee of the Garibaldina Society of California. Mr. Armijo holds a Bachelor of Arts Degree in Business Administration from the University of California at Berkeley. During World War II, Mr. Armijo was assigned as Civilian Technician to the Eighth Air Force in Europe, and subsequently as Eastern Representative for Lockheed. Mr. Armijo is a licensed pilot. Mr. Armijo holds A&E Licenses as well as an Air Craft Radio Telephone License.

Josie G. Castillo, age 69, has been a Director since 1984, and served as the Company's Treasurer from 1985 to 1989. She is the Chairman of the board of directors of El Campo Santo, Inc. and is a member of the Company's Disclaimer Committee. Mrs. Castillo is a member of the Company's Executive Committee. From 1983 until her retirement in 1995, she was employed by the Human Services Department of the State of New Mexico in Albuquerque, New Mexico.

Carmel Chavez, age 82, has been a Director since 1967, the time of conversion of the Town of Atrisco to Westland. He is one of the signers of the Proposal for Conversion of Town of Atrisco to Westland Development Co., Inc. and was one of the Company's incorporators. He is the Vice-Chairman of El Campo Santo, Inc. and is a member of the Company's Executive Committee and Disclaimer Committee. Until his retirement in 1983, Mr. Chavez had been employed for 27 years by the Albuquerque Public Schools as head custodian.

Officers:

     As stated above, Mr. Sosimo S. Padilla is the Chairman of the Board of Directors, Ms. Barbara Page is the President, Chief Executive Officer and Chief Financial Officer, Mr. Lee Anaya is the Executive Vice President and Assistant Secretary/Treasurer, and Mr. David C. Armijo is the Secretary/Treasurer for the Company. Other officers of the Company are the following:

Leroy J. Chavez, age 40 was appointed to the position of Vice President of Development on April 26, 1996. The Company has employed Mr. Chavez since August 1984, with his primary responsibility being the supervision of engineering and development related to the Company's properties. Mr. Chavez' responsibilities include the development of the Company's projects as well as the planning and zoning of its land holdings. Mr. Chavez holds a B.S. degree from the University of New Mexico in Civil Engineering. He is also the qualifying party for the Company's General Contractor's License.

Brent Lesley, age 41 was appointed to the position of Vice President of Marketing on April 26, 1996. The Company has employed Mr. Lesley since May of 1986. Mr. Lesley's responsibilities are centered on the sale of real property, from raw land to developed lots. Mr. Lesley's responsibilities also include overseeing the acquisition of property for the Company's property portfolio and the procurement of project financing on both a construction and permanent basis. Mr. Lesley holds a B.S. degree from Iowa State University and an MBA degree from the University of New Mexico.

Fred Ambrogi, age 50, was appointed to the position of Vice President in the Development Division on December 30, 1999. Mr. Ambrogi has been a Company employee since February 1993. Mr. Ambrogi's responsibilities primarily focus on the planning, design, oversight and coordination of specific Company development projects, including the negotiation, oversight and coordination of project related engineering and construction contracts. Mr. Ambrogi holds a B.F.A. degree from the University of New Mexico in Architecture. He has more than 23 years of experience in land development.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's No Par Value Stock and its Class B Stock are its only classes of voting securities outstanding. Only shareholders of record at the close of business October 12, 2001, will be entitled to vote at the Annual Meeting and at any adjournment thereof. On October 2, 2001, there were issued and outstanding 714,841 shares of No Par Value Stock and 86,100 shares of Class B Stock, each of which is entitled to one vote on each matter coming before the Meeting.

Security Ownership of Certain Beneficial Owners and Management:
--------------------------------------------------------------

     The following table sets forth, as of October 2, 2001, the beneficial ownership of No Par Value Stock and Class B Stock by each nominee and each present Director of the Company and by all officers and Directors as a group. The information as to beneficial stock ownership is based on data furnished by each person. Each person has sole voting and investment power as to all shares unless otherwise indicated. No person is known by the Company to own beneficially 5% or more of its issued and outstanding equity securities.

NOTE: "Beneficial ownership" of stock, as defined by the Securities and Exchange Commission, includes stock which is not outstanding and not entitled to vote or receive dividends, but which an individual has the right to acquire within 60 days pursuant to a vested stock option. There are no unexercised stock options now issued or outstanding and there is no current intent by Management to issue any options in the future.

                          NO PAR SHARES CLASS B SHARES

                               Amount       Percent       Amount      Percent
                                and           of            and          of
                             Nature of      Class       Nature of      Class
                             Beneficial  Beneficially   Beneficial  Beneficially
                             Ownership      Owned       Ownership   Owned (1)(2)
                             ----------  ------------   ----------  ------------
CLASS "A" DIRECTORS

Barbara Page                   2,647          *          11,300(2)      13.12
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Polecarpio (Lee) Anaya            70          *           1,000(2)       1.16
1815 Sunset Gardens Rd., S.W.
Albuquerque, N.M. 87105

Charles V. Pena                  100          *             500           *
2312 Britt St., N.E.
Albuquerque, N.M. 87112

CLASS "B" DIRECTORS (1)

Sosimo S. Padilla              2,308(3)       *          20,700        24.04
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Joe S. Chavez                    250          *            200           *
3901 Donald Rd., S.W.
Albuquerque, N.M. 87105

Carlos Saavedra                  141          *             *            *
220 Tohatchi, N.W.
Albuquerque, N.M. 87104

CLASS "C" DIRECTORS

David C. Armijo                3,132          *          5,000          5.81
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Josie Castillo                   738          *         10,000         11.61
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

Carmel Chavez                    617          *          5,700          6.62
401 Coors Blvd., N.W.
Albuquerque, N.M. 87121

OFFICERS:

Leroy J. Chavez (4)               *           *             *            *
401 Coors Blvd., N.W.
Albuquerque, New Mexico 87121

Brent Lesley (4)                  *           *             *            *
401 Coors Blvd., N.W.
Albuquerque, New Mexico 87121

Fred Ambrogi (4)                  *           *             *            *
401 Coors Blvd., N.W.
Albuquerque, New Mexico 87121


Directors and Officers
  as a group (11 people)      10,003(1-3)   1.4 (1-3)   54,400         63.18

-------------
1) Each of the Class B Directors is a Management's nominee for Director at the Annual Meeting of Shareholders.
2)   In July of 2001, Ms. Page purchased 1000 Class B shares from Mr. Anaya.
3)   Of which, 46 shares are owned by Mr. Padilla's wife.
4) These officers are not lineal descendants of an incorporator of the Town of Atrisco, New Mexico, and cannot own Company's shares.
* Represents less than 1% of the issued No Par Value common shares. The total of all of the No Par Shares and Class B Shares owned by the Company's Officers and Directors as a group is approximately 8.04% of all such shares that might be voted at the Annual Meeting of Shareholders.

Beneficial Ownership Reporting Requirements.

     All Directors timely filed all required Forms 4 relating to and acquisition or disposition of shares during the year.

The Executive Officers and the Directors of the Company are:

        Name                             Position                          Age
------------------          ----------------------------------             ---

 Sosimo S. Padilla          Chairman of the Board of Directors              71
                               since July 25, 1989,
                               Director since 1971
 Barbara Page               President, Chief Executive                      67
                               Officer President and Director
                               since July 25, 1989
 Polecarpio (Lee) Anaya     Executive Vice President and Director           70
                               since July 25, 1989
 David C. Armijo            Secretary and Treasurer since                   84
                               July 25, 1989, Director since 1976.
 Josie G. Castillo          Director since 1984                             69
 Carmel Chavez              Director since 1967                             82
 Joe S. Chavez              Director since 1995                             64
 Charles V. Pena            Director Since 1996                             50
 Carlos Saavedra            Director since 1989                             75
 Leroy J. Chavez            Vice President of Development since 1996        40
 Brent Lesley               Vice President of Marketing since 1996          41
 Fred Ambrogi               Vice President in Development since 1999        50

Family relationships:

     None of the Directors, nominees or other Officers of the Company is related (as first cousins or closer) by blood, marriage or adoption to any other Director, nominee, or Officer.

Meetings of the Board

     The Board holds regular meetings monthly and special meetings as the business of the Company requires. During the past fiscal year the Board held 12 regular meetings, and one special meeting. All Board members attended at least 85% of the meetings.

     The Board has no audit, nominating or compensation committees, but does have an Executive Committee consisting of Sosimo Sanchez Padilla, Polecarpio
(Lee) Anaya, Barbara Page, Josie Castillo and Carmel Chavez, with an alternate being Dr. Carlos Saavedra. Pursuant to the Company's Bylaws, the Executive Committee performs those functions delegated to it by the Board. The Executive Committee did not meet during the past fiscal year.

     Carlos Saavedra, Carmel Chavez and Charles Pena also serve as Directors and Lee Anaya serves as an alternate Director of El Campo Santo, Inc., a wholly owned non-profit corporation that manages and operates 3 cemeteries maintained by the Company. Dr. Saavedra and Mr. Chavez also serve as Chairman and Vice Chairman, respectively.

 EXECUTIVE COMPENSATION

The following table sets forth the compensation for the fiscal year ended June 30, 2001, 2000 and 1999, including bonuses and deferred cash compensation (if any), of the certain Directors, the Company's Chief Executive Officer and the three other highest paid executive officers:

                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation
                                            -------------------
         (a)                       (b)         (c)         (d)          (e)
                                                                       Other
Name and                                                               Annual
Principal                                     Salary      Bonus     Compensation
Position                           Year        ($)        ($)(1)        ($)
--------                           ----    -----------    ------    ------------

Barbara Page (1)                   2001    110,000          ---       13,967
President, CEO and Director        2000    110,000          ---       13,951
                                   1999    138,550 (4)      ---       13,967


Polecarpio (Lee) Anaya (1)(2)      2001      ---            ---       47,776
 Executive Vice President          2000      ---            ---       47,756
    and Director                   1999      ---            ---       47,776

Sosimo  S. Padilla(1)(2)           2001      ---            ---       47,776
  Chairman  of the Board           2000      ---            ---       47,756
     of Directors                  1999      ---            ---       47,776


David C. Armijo(1)(3)              2001      ---            ---       18,276
 Secretary and Director            2000      ---            ---       20,556
                                   1999      ---            ---       18,876
-----------------

1) Mr. Padilla, Mr. Anaya, Mr. Armijo and Dr. Saavedra are each paid a Directors fee of $1,400 per month. Ms. Page and each of the Company's other Directors are paid a Directors fee of $1,100 per month.
2) Mr. Padilla and Mr. Anaya are each paid $30,000 per year pursuant to consulting agreements.
3) Does not include payments made to Mr. Armijo's insurance agency, if any, by the insurance carrier as commissions from policies owned by the Company.
4) No executive officer other than Ms. Page received $100,000 or more in total annual compensation and bonuses during the fiscal year.

     There were no options issued or outstanding at any time during the fiscal year relating to the purchase of shares of any Class of the Company's securities by members of the Board of Directors.

     The Company has no long-term compensation arrangements with its directors other than those discussed herein.

Employment and Consulting Arrangements with Current Officers:

     Since  December  of 1989  Ms.  Page  has  been  employed  as the  Company's
President under a renewable five-year employment agreement. If Ms. Page is involuntarily terminated during the term of the agreement she shall be paid, in addition to any salary earned to the date of such termination, an amount of cash equal to six times the amount of her annual salary on the date of termination.

     Mr. Padilla, the Company's Chairman, and Mr. Anaya, the Company's Executive Vice President, are each paid $30,000 per year for their services to the Company under renewable five year consulting agreements. If either Mr. Padilla's or Mr. Anaya's consulting agreement is involuntarily terminated during the term of the agreement, the person so terminated shall be paid an amount of cash equal to six times the annual compensation rate then in effect under the contract.

     Each of Westland's Vice Presidents also have one year agreements with the Company providing that if they are involuntarily terminated each of them will be paid an amount equal to one year's salary.

Certain Transactions with Members of Management and Directors:

     Mr. David C. Armijo's California all-risk agency is the Company's broker to obtain Directors' and Officers' Liability insurance. Mr. Armijo holds a non-resident broker's license to sell insurance in the State of New Mexico. That agency received a total of $9,250 in 2000 and $-0- in 2001 in commissions for the placement of the Company's insurance.

     During fiscal 2000 and 2001, the Company compensated Dr. Carlos Saavedra for lobbying before the New Mexico Legislature on behalf of the Company. The total compensation to Dr. Saavedra for this work was $3,500 in 2000 and $-0- in 2001.

     Directors were paid during the year the following amount as director's fees: Mr. Padilla, Mr. Anaya, Dr. Saavedra and Mr. Armijo were paid Director's fees of $1,400 per month and each other Director received a Director's fee of $1,100 per month.

Pension Plan:

     Effective January 1, 1997, the Company established a Money Purchase Profit Sharing Deferred Compensation Plan (the "97 Plan") and abandoned the SEP-IRA plan, which it had established in 1991. No payments were made to the abandoned plan after fiscal 1997. Under the `97 Plan, the Company contributed up to 15% of the aggregate earnings of participating employees. During fiscal 1999, 2000 and 2001, $121,197, $88,831 and $107,078, respectively, were contributed by the Company pursuant to the `97 Plan.

     Ms. Page, Mr. Leroy J. Chavez, Mr. Lesley and Mr. Ambrogi participate in all employee benefit plans and Mr. Chavez, Mr. Lesley and Mr. Ambrogi participate in any bonuses, which may be declared by the Board of Directors.

                                LEGAL PROCEEDINGS

     Other  than  ordinary  routine  litigation   incidental  to  the  Company's
business, the Company and/or members of its management are not currently parties in any legal proceedings.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Grant Thornton LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's Annual Report to Shareholders and Annual Report on Form 10-KSB. A representative of Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

Audit Fees:

     Audit fees billed to us by Grant Thornton LLP in regards to the year ended June 30, 2001 for audit of our annual financial statements and review of those financial statements included in our quarterly reports on Form 10-Q totaled $32,050.

Other Fees:

     Fees billed to us by Grant Thornton LLP during the 2001 fiscal year for all other nonaudit services, including tax-related services, totaled $11,090.

                     PROXY MATERIALS FOR NEXT ANNUAL MEETING

     Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in September, October or November 2001, must be received by the Company no later than June 30, 2001. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board knows of no other business that is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.

                                             By Order of the Board of Directors

                                             David C. Armijo

                                             DAVID C. ARMIJO, Secretary

Albuquerque New Mexico, October 12, 2001


ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON OCTOBER 2, 2001. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO DAVID C. ARMIJO, SECRETARY, WESTLAND DEVELOPMENT CO., INC., 401 COORS BOULEVARD, N.W., ALBUQUERQUE, NEW MEXICO 87121.

                                      PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF SHAREHOLDERS OF WESTLAND DEVELOPMENT CO., INC. to be held on November 29, 2001, at the Sheraton Old Town, in the Franciscan, 800 Rio Grande Blvd., N.W., Albuquerque, New Mexico at 8:00 a.m.

This Proxy is solicited by Management. Management recommends that you vote "YES" for the election of each Management Candidate. THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, Sosimo S. Padilla, Barbara Page, and Polecarpio (Lee) Anaya, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of Westland Development Co., Inc. owned of record by the undersigned on October 12, 2001, at the 2001 Annual Meeting of Shareholders to be held on November 29, 2001, and at any postponement(s) or adjournment(s) thereof, for the election of three Class B Directors and to vote upon any other matters which may properly come before the Meeting, subject to any directions in this proxy. THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF SOSIMO S. PADILLA, CARLOS SAAVEDRA AND JOE S. CHAVEZ AS THE COMPANY'S CLASS B DIRECTORS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS

[__] VOTE MY STOCK FOR THE FOLLOWING THREE NOMINEES:  SOSIMO S. PADILLA,  CARLOS
     SAAVEDRA AND JOE S. CHAVEZ

[__] WITHHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

INSTRUCTIONS: If you do not want your stock voted for any individual listed above, line through that Nominees name.

2.   OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

If any other matters are properly brought before the Meeting (or any adjournments of the Meeting) in their discretion, the persons named as Proxies or their substitutes are authorized to vote upon such other matters in their discretion.

[__] GRANTED

[__] WITHHELD

Sign below as your name appears on the label. If there is no label, sign your name as you normally sign your name and date your proxy.


------------------------------------------
Signature

DATE  _________________________________, 2001


------------------------------------------
Signature of co-owner (if applicable)

DATE  _________________________________, 2001

When signing as attorney, executor, administrator, trustee or guardian, please sign title as such. If a corporation, please sign in full the corporation's name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. If anyone other than the shareholder(s) named on the above label is signing this proxy, indicate the capacity in which you are signing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN A SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.